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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) July 3, 2003


                              ACE SECURITIES CORP.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          Delaware                     333-81236               56-2088493
-----------------------------       ---------------       ---------------------
(STATE OR OTHER JURISDICTION          (COMMISSION           (I.R.S. EMPLOYER
     OF INCORPORATION)                FILE NUMBER)         IDENTIFICATION NO.)

6525 Morrison Blvd.,
Suite 318
Charlotte, North
Carolina                                                          28211
------------------------------                            ----------------------
    (ADDRESS OF PRINCIPAL                                       (ZIP CODE)
      EXECUTIVE OFFICES)


Registrant's telephone number, including area code, is (704) 365-0569.







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                                       -2-


Item 5.  Other Events.
         -------------

Description of the Mortgage Pool

          On or about July 16, 2003, the Registrant will cause the issuance and sale of approximately $306,574,000 initial principal amount of ACE Securities Corp. Home Equity Loan Trust, Series 2003-TC1 Asset Backed Pass-Through Certificates (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of July 1, 2003, between the Registrant as depositor, Wells Fargo Bank Minnesota, National Association as master servicer and securities administrator, and Bank One, National Association, as trustee.

Collateral Term Sheet

          Deutsche Bank Securities Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials ("Collateral Term Sheet") in written form, which are in the nature of data tables.

          The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

          The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Collateral Term Sheets may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement.




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                                       -3-

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits
            ------------------------------------------------------------------

            (a)    Financial Statements.
                   ---------------------

                   Not applicable.

            (b)    Pro Forma Financial Information.
                   --------------------------------

                   Not applicable.

            (c)    Exhibits
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                   ITEM 601(A) OF
                   REGULATION S-K
EXHIBIT NO.         EXHIBIT NO.                       DESCRIPTION
-----------         -----------                       -----------
     1                  99.1            Collateral Term Sheets (as defined in
                                        Item 5) that have been provided by the
                                        Underwriter to certain prospective
                                        purchasers of ACE Securities Corp. Home
                                        Equity Loan Trust, Series 2003-TC1. The
                                        Preliminary Structural and Collateral
                                        Term Sheet has been filed on paper
                                        pursuant to a continuing hardship
                                        exemption from certain electronic
                                        requirements.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 3, 2003

                                            ACE SECURITIES CORP.


                                            By: /s/  Douglas K. Johnson
                                                --------------------------------
                                            Name:    Douglas K. Johnson
                                            Title:   President


                                            By: /s/  Evelyn Echevarria
                                                --------------------------------
                                            Name:    Evelyn Echevarria
                                            Title:   Vice President




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                                       -5-

                                  EXHIBIT INDEX



                  Item 601(a) of     Sequentially
                  Regulation S-K     Numbered
Exhibit Number    Exhibit No.        Description                          Page
--------------    -----------        -----------                          ----
1                 99.1               Collateral Term Sheets. The           6
                                     Preliminary Structural and
                                     Collateral Term Sheet has been
                                     filed on paper pursuant to a
                                     continuing hardship exemption
                                     from certain electronic
                                     requirements.